Employee benefits - Actuarial assumptions - Impacts on pension benefit obligations (Details) - Actuarial assumption of discount rates [member] € in Millions	Dec. 31, 2023 EUR (€)
Disclosure of sensitivity analysis for actuarial assumptions [abstract]
Rate increase (as a percent)	0.50%
Rate decrease (as a percent)	0.50%
Increase (decrease) in benefit obligation, increase in assumption	€ (71)
Increase (decrease) in benefit obligation, decrease in assumption	€ 75